SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                        August 12, 2004 (August 11, 2004)




              AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P.
             (Exact name of registrant as specified in its charter)

        California                      1-11059                  13-3257662
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

     Exhibit 99.1 - Press Release dated August 11, 2004.


Item 12. Results of Operations and Financial Condition.

     On August 11, 2004, the General Parter issued a press release reporting the Partnership's financial results for the three months and six months ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN INSURED MORTGAGE
                                          INVESTORS - SERIES 85, L.P.

                                          By: CRIIMI, Inc.
                                              General Partner




Dated:  August 12, 2004                      By:/s/Mark A. Libera
                                             -------------------------
                                             Mark A. Libera
                                             Vice President
                                             Senior Corporate Counsel

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                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated August 11, 2004.

*    Filed herewith.